                                 Exhibit 99.1
                                 ------------



                               VOTING AGREEMENT



                                      by

                                      and

                                     among



                               IVAX Corporation,

                            IVAX Diagnostics, Inc.,

                             b2bstores.com, Inc.,

                                      and

                          B2B Supporting Stockholders
                           (as listed in Exhibit A)





                           Dated: November 21, 2000

                               TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS............................................................... 1
           1.1      Definitions...................................................... 1
           1.2      Other Definitions................................................ 2

ARTICLE 2. REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION................. 2
           2.1      Representations and Warranties of the Supporting Stockholders.... 2

ARTICLE 3. AGREEMENT TO VOTE IN FAVOR OF MERGER...................................... 3
           3.1      Voting of Shares................................................. 3
           3.2      Transfer; Additional Shares...................................... 4
           3.3      Revocation of other Proxies...................................... 4
           3.4      Grant of Proxy................................................... 4
           3.5      No Limit on Fiduciary Duty....................................... 4

ARTICLE 4. PRE-CLOSING COVENANTS..................................................... 5
           4.1      General.......................................................... 5
           4.2      Notice of Developments........................................... 5
           4.3      Confidentiality; Publicity....................................... 5

ARTICLE 5. POST-CLOSING COVENANTS.................................................... 6
           5.1      General.......................................................... 6
           5.2      Litigation Support............................................... 6
           5.3      Release.......................................................... 6

ARTICLE 6. TERMINATION............................................................... 7
           6.1      Termination of Agreement......................................... 7
           6.2      Effect of Termination............................................ 7

ARTICLE 7. MISCELLANEOUS............................................................. 7
           7.1      Entire Agreement................................................. 7
           7.2      Successors....................................................... 7
           7.3      Assignments...................................................... 7
           7.4      Notices.......................................................... 8
           7.5      Specific Performance............................................. 8
           7.6      Counterparts..................................................... 9
           7.7      Headings......................................................... 9
           7.8      Governing Law.................................................... 9
           7.9      Amendments and Waivers........................................... 9
           7.10     Severability..................................................... 9
           7.11     Expenses......................................................... 9
           7.12     Construction..................................................... 9
           7.13     Incorporation of Exhibits and Annexes............................10

                                  ATTACHMENTS


                                   Exhibits

Exhibit A        List of Shareholders

                               VOTING AGREEMENT

     This Voting Agreement (this "Agreement"), dated November 21, 2000, is by and among (i) IVAX Corporation, a Florida corporation ("IVAX"), (ii) IVAX Diagnostics, Inc., a Florida corporation ("Diagnostics" and, together with IVAX, the "IVAX Parties"); (iii) b2bstores.com, Inc., a Delaware corporation ("B2B"), and (iv) the B2B's Supporting Stockholders set forth in Exhibit A (individually,
                                                        ---------
a "Supporting Stockholder" and, collectively, the "Supporting Stockholders")(the IVAX Parties, B2B and Supporting Stockholders are hereinafter referred to individually as a "Party" and collectively as the "Parties").

                                   RECITALS:

     A. The Supporting Stockholders own shares of the B2B's outstanding capital stock.

     B. Simultaneous with the execution of this Agreement, B2B has entered into a Merger Agreement (as defined herein) under which Diagnostics will be merged (the "Merger") with and into the B2B, with B2B continuing as the surviving entity (the "Surviving Corporation") and successor to the business of the Diagnostics.

     C. The Supporting Stockholders will receive substantial benefit as a result of the IVAX Parties entering into the Merger Agreement and the IVAX Parties would not have entered into the Merger Agreement if the Supporting Stockholders had not executed this Agreement.

                                  AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, the IVAX Parties and each Supporting Stockholder agree as follows:

                                  ARTICLE 1.
                                  DEFINITIONS

     1.1  Definitions

     The following terms have the indicated meanings or are defined in the indicated places.

     "Agreement" is defined in the preamble to this Agreement.

     "B2B" is defined in the preamble to this Agreement.

     "B2B Share" means any share of the Common Stock, par value $0.01 per share, of B2B.

     "Confidential Information" means any information concerning the businesses and affairs of any of the Parties.

     "Expiration Date" means June 30, 2001, or such later date as the Termination Date is extended.

     "Merger Agreement" means the Merger Agreement by and between the B2B and the IVAX Parties, including all exhibits and other documents related thereto, and any amendments permitted thereunder.

     "IVAX" is defined in the preamble to this Agreement.

     "IVAX Parties" is defined in the preamble to this Agreement.

     "Organizational Documents" of an entity means Articles of Incorporation, Certificate of Incorporation, Charter, By-laws or other organizational documentation of such entity.

     "Subject Shares" is defined in Section 3.2(b).
                                    --------------

     "Supporting Stockholder" and "Supporting Stockholders" are defined in the preamble to this Agreement.

     "Diagnostics" is defined in the preamble to this Agreement.

     "Termination Date" means June 30, 2001.

     "Transaction Documents" means this Agreement and any ancillary agreements hereto.

     "Transactions" means all of the transactions contemplated by this Agreement.

     1.2    Other Definitions

     Undefined terms in this Agreement are defined in the Merger Agreement.

                                  ARTICLE 2.
                        REPRESENTATIONS AND WARRANTIES
                          CONCERNING THE TRANSACTION

     2.1    Representations and Warranties of the Supporting Stockholders

     The Supporting Stockholders represent and warrant to the B2B and IVAX Parties that the statements contained in this Section 2.1 are correct and
                                              -----------
complete as of the date of this Agreement and will be correct and complete as of the Effective Date (as though made then and, except as expressly provided in a representation or warranty, as though the Effective Date were substituted for the date of this Agreement throughout this Section 2.1).
                                           -----------

            (a) Status of Certain Supporting Stockholders. Each Supporting Stockholder that is an entity is an entity duly created, formed or organized, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation, or organization.

            (b) Power and Authority; Enforceability. Each Supporting Stockholder that is an entity has the entity power and authority to execute and deliver each Transaction

     Document to which such Supporting Stockholder is a party, and to perform and consummate the Transactions. Each Supporting Stockholder that is an individual has the requisite competence and authority to execute and deliver each Transaction Document to which he or she is a party, and to perform and to consummate the Transactions. Each Supporting Stockholder has taken all actions necessary to authorize the execution and delivery of each Transaction Document to which it is party, the performance of such Supporting Stockholder's obligations thereunder, and the consummation of the Transactions. Each Transaction Document has been duly authorized, executed, and delivered by, and is Enforceable against, each Supporting Stockholder party thereto.

            (c) No Violation. The execution and the delivery of the Transaction Documents by each Supporting Stockholder party thereto and the performance and consummation of the Transactions by such Supporting Stockholder will not (i) Breach any Law or Order to which any Supporting Stockholder is subject and, if a Supporting Stockholder is an entity, any provision of its Organizational Documents, (ii) Breach any Contract, Order, or Permit to which Supporting Stockholder is a party or by which Supporting Stockholder is bound or to which any of a Supporting Stockholder's assets is subject, or (iii) require any Consent. No Supporting Stockholder is party to any Contract to which the B2B is a party or by which the B2B is bound or any of its assets is subject has Breached any such Contract.

            (d) Brokers' Fees. No Supporting Stockholder has any Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which either IVAX Party or Surviving Corporation could become directly or indirectly Liable.

            (e) Shares; Supporting Stockholder Information. Each Supporting Stockholder holds of record and owns beneficially the number of B2B Shares as set forth next to such Supporting Stockholder's name in Exhibit A. No
                                                                ---------
     Supporting Stockholder is a party to any Contract that could require such Supporting Stockholder to sell, transfer, or otherwise dispose of any capital stock of the B2B.

                                  ARTICLE 3.
                     AGREEMENT TO VOTE IN FAVOR OF MERGER

     3.1    Voting of Shares

            (a) Each Supporting Stockholder will attend the Special Meeting, and any adjournment thereof, at which the matters contemplated by the Proxy Statement are to be presented to a vote of the B2B's Supporting Stockholders, in person or by proxy, and to vote (or cause to be voted) all Subject Shares.

            (b) Each Supporting Stockholder agrees to vote (or cause to be voted) all of the Subject Shares, at the Special Meeting:

                    (i) in favor of the Merger and the approval and adoption of the terms contemplated by the Merger Agreement and any actions required in furtherance thereof as set forth in the Proxy Statement;

                    (ii) against any action or agreement that is reasonably likely to result in a Breach in any material respect of any covenant, representation or warranty, or any other obligation of the B2B under this Agreement or the Merger Agreement; and

                    (iii)  against any Competing Transaction.

     3.2    Transfer; Additional Shares

            (a) Each Supporting Stockholder will not sell, transfer, assign, pledge, or otherwise dispose of, or enter into any Contract or understanding with respect to the sale, transfer, assignment, or other disposition of, the Converted Shares or any interest contained therein.

            (b) Without limiting the provisions of the Merger Agreement, upon (i) any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the B2B on, of, or affecting a Supporting Stockholder's B2B Shares or (ii) such Supporting Stockholder becoming the beneficial record owner of any additional B2B Shares or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3.1,
                                                                   -----------
     then this Agreement will apply to the shares of capital stock or other securities of the B2B the Supporting Stockholder holds immediately following the effectiveness of the events described in clause (i) or the Supporting Stockholder becoming the beneficial record owner thereof, as described in clause (ii), as though they were B2B Shares hereunder (collectively, the "Subject Shares"). While this Agreement is in effect, each Supporting Stockholder will promptly notify IVAX of the number of new B2B Shares such Supporting Stockholder acquires after the date hereof.

     3.3    Revocation of other Proxies

     To the extent inconsistent with the foregoing provisions of this Article 3
                                                                      ---------
or the other provisions of this Agreement, each Supporting Stockholder hereby revokes any and all previous proxies with respect to such Supporting Stockholder's Subject Shares.

     3.4    Grant of Proxy

     Each Supporting Stockholder hereby appoints IVAX its proxy to vote all of such Supporting Stockholder's Subject Shares at the Special Meeting (including any adjournments and postponements thereof) and to execute and deliver any written consents to fulfill such Supporting Stockholder's obligations under this Agreement. This proxy is coupled with an interest and is irrevocable until the earlier of the Effective Date and the Termination Date.

     3.5    No Limit on Fiduciary Duty

     Notwithstanding anything to the contrary set forth herein, this Agreement will not (a) restrict, limit or prohibit any Supporting Stockholder or any individuals who may represent a Supporting Stockholder on the B2B's Board of Directors from exercising (in their capacity as a director or officer) their fiduciary duties to the B2B under applicable Law, or
(b) require any individual, in their capacity as an officer of the B2B, to take any action in contravention of, or omit to take any action pursuant to, or otherwise take or refrain from taking any actions which are inconsistent with, instructions or directions of the B2B's Board of Directors undertaken in the exercise of their fiduciary duties, provided that nothing in this Section 3.5
                                                                  -----------
will be deemed to relieve any Supporting Stockholder from its obligations under any other provision of this Agreement.

                                  ARTICLE 4.
                             PRE-CLOSING COVENANTS

     The Parties agree as follows with respect to the period between the execution of this Agreement and the earlier of the Effective Date and the Termination Date:

     4.1    General

     Each Supporting Stockholder will use its Best Efforts to take all actions and to do all things necessary to consummate, make effective, and comply with the terms of this Agreement.

     4.2    Notice of Developments

     The Supporting Stockholders will give prompt written notice to the B2B and IVAX of any development occurring after the date of this Agreement that causes or reasonably could be expected to cause a Breach of any of the representations and warranties in Section 2.1. No Supporting Stockholder's disclosure under this
                  -----------
Section 4.2 will be deemed to amend this Agreement or to prevent or cure any
-----------
misrepresentation or Breach of representation, warranty, or covenant.

     4.3    Confidentiality; Publicity

     Except as may be required by Law, stock exchange, or other regulation or as otherwise expressly contemplated herein, no Supporting Stockholder or their respective Affiliates, employees, agents and representatives will disclose to any third party the existence of this Agreement, the subject matter or terms hereof or any Confidential Information concerning the business or affairs of any other Party which it may have acquired from such Party in the course of pursuing the Transactions without prior written consent from that Party; provided, however, any Supporting Stockholder may disclose any such Confidential Information as follows: (a) to such Supporting Stockholder's Affiliates and its or its Affiliates' employees, lenders, counsel, or accountants, the actions for which the applicable Supporting Stockholder will be responsible; (b) to comply with any applicable Law or Order, provided that prior to making any such disclosure the Supporting Stockholder making the disclosure notifies the Party whose Confidential Information will be disclosed of any Action of which it is aware which may result in disclosure and uses its Best Efforts to limit or prevent such disclosure; (c) to the extent that the Confidential Information is or becomes generally available to the public through no fault of the Supporting Stockholder or its Affiliates making such disclosure; (d) to the extent that the same information is in the possession of the Supporting Stockholder making such disclosure prior to receipt of such Confidential Information; (e) to the extent that the Supporting Stockholder that received the

Confidential Information independently develops the same information without in any way relying on any Confidential Information; or (f) to the extent that the same information becomes available to the Supporting Stockholder making such disclosure on a nonconfidential basis from a source other than a Party or their respective Affiliates, which source, to the disclosing Supporting Stockholder's Knowledge, is not prohibited from disclosing such information by a legal, Contractual, or fiduciary obligation to the other Supporting Stockholder. No Supporting Stockholder or any of its Affiliates will issue any press release or other public announcement related to this Agreement or the Transactions without IVAX's and the B2B's prior written approval.

                                  ARTICLE 5.
                            POST-CLOSING COVENANTS

     The Parties agree as follows with respect to the period following the Effective Date:

     5.1    General

     In case at any time after the Merger any further action is necessary to carry out the purposes of this Agreement, each Party will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the requesting Party's sole cost and expense (unless the requesting Party is entitled to indemnification therefor under the Merger Agreement).

     5.2    Litigation Support

     So long as any Party actively is contesting or defending against any Action in connection with (a) the Transactions or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Effective Date involving the Merger, each other Party will cooperate with such Party and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as will be necessary in connection with the contest or defense, at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under the Merger Agreement).

     5.3    Release

     Each Supporting Stockholder, on behalf of such Supporting Stockholder and each of such Supporting Stockholder's heirs, representatives, successors, and assigns, hereby releases and forever discharges the B2B, IVAX Parties and the Surviving Corporation and each of their respective officers, directors, employees, agents, Supporting Stockholders, controlling persons, representatives, Affiliates, successors, assigns, and the Surviving Corporation (individually, a "Releasee" and collectively, "Releasees") from any and all Actions, Orders, Damages, Liabilities and Contracts whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which such Supporting Stockholder or any of such Supporting Stockholder's respective heirs, representatives, successors or assigns now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Date including any rights to indemnification or reimbursement from the Surviving Corporation, whether pursuant to its Organizational Documents, Contract or otherwise and whether or not relating to Actions pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein will operate to release any obligations of the B2B, IVAX Parties or Surviving Corporation arising under this Agreement or under the Merger Agreement.

     Each Supporting Stockholder hereby irrevocably covenants to refrain from, directly or indirectly, asserting any cause of Action, or commencing, instituting or causing to be commenced, any Action, of any kind against any Release, based upon any matter purported to be released hereby.

                                  ARTICLE 6.
                                  TERMINATION

     6.1    Termination of Agreement

     This Agreement will automatically terminate upon any termination of the Merger Agreement in accordance with its terms.

     6.2    Effect of Termination

     Except for the obligations under Section 4.3, this Article 6 and Article 7,
                                      -----------       ---------     ---------
if this Agreement is terminated under Section 6.1, then, except as provided in
                                      -----------
this Section 6.2 all further obligations of the Parties under this Agreement
     -----------
will terminate.

                                  ARTICLE 7.
                                 MISCELLANEOUS

     7.1    Entire Agreement.

     This Agreement, together with the Exhibits and any attachments hereto and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitute the entire agreement and understanding of the Parties hereto and supersede all prior agreements and understandings with respect to the subject matter hereof.

     7.2    Successors.

     All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. 7.3 Assignments.

     No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of IVAX Parties and Supporting Stockholders; provided, however, that a IVAX Party may assign any or all of its respective rights and interests hereunder to one or more of its Affiliates and may designate one or more of its Affiliates to perform its obligations hereunder.

     7.4    Notices.

     All notices, requests, demands, and other communications hereunder will be in writing and shall be delivered by hand, overnight courier, facsimile transmission or by United States Mail, postage prepaid, by registered or certified mail (return receipt requested), to the address indicated below and shall be deemed given when received by the intended recipient as set forth below. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

If to IVAX Parties:                  Copy to (which will not constitute notice):

IVAX Corporation                     Stearns Weaver Miller Weissler
400 Biscayne Boulevard               Alhadeff & Sitterson, P.A.
Miami, Florida 33137                 Museum Tower, Suite 2200
Attention: General Counsel           150 West Flagler Street
Facsimile: (305) 575-6049            Miami, Florida 33130
                                     Attention: Alison W. Miller, Esq.
                                     Facsimile: (305) 789-3395


If to B2B:                           Copy to (which will not constitute notice):

b2bstores.com, Inc.                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Attn: Richard Kandel                 Attn:  Alan Schoenbaum, Esq.
211 Park Avenue                      300 Convent Street, Suite 1500
Hicksville, New York 11801           San Antonio, Texas
Fax:  (516) 931-3530                 Tel.: (210) 281-7000
                                     Fax: (210) 224-2035

If to Supporting Stockholders:

To the addresses specified in Exhibit A.
                              ---------

     7.5    Specific Performance.

     Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise Breached. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent Breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any Action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, subject to Sections 7.8, in addition to any other remedy to which they may be entitled,
   ------------
at Law or in equity.

     7.6    Counterparts.

     This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     7.7    Headings.

     The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

     7.8    Governing Law.

     This Agreement and the performance of the Transactions and obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of Law principles.

     7.9    Amendments and Waivers.

     No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by IVAX Parties and Supporting Stockholders. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or Breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     7.10   Severability.

     Any provision of this Agreement that is invalid, unenforceable or illegal in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, unenforceability, or illegality without affecting the remaining provisions hereof and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     7.11   Expenses.

     Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions. Supporting Stockholders agree that the B2B has not borne nor will bear any costs and expenses (including any legal fees and expenses of any Supporting Stockholder Party) in connection with this Agreement or any of the Transactions.

     7.12   Construction.

     The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign Law will be deemed also to refer to Law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means "including without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     7.13   Incorporation of Exhibits and Annexes.

     The Exhibits and Annexes identified in this Agreement are incorporated herein by reference and made a part hereof.

            The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

                               IVAX CORPORATION


                               By:   /s/ Neil Flanzraich
                                  ----------------------------------------------
                                    Neil Flanzraich, President and Vice-Chairman



                               IVAX DIAGNOSTICS, INC.


                               By:   /s/ Giorgio D'Urso
                                  ----------------------------------------------
                                    Giorgio D'Urso, President and CEO



                               B2BSTORES.COM, INC.


                               By:   /s/ Richard Kandel
                                  ----------------------------------------------
                                    Richard Kandel, Chairman



                               SUPPORTING SHAREHOLDERS:

                               ENVIRO-CLEAN OF AMERICA, INC.


                               By:   /s/ Richard Kandel
                                  ----------------------------------------------
                                    Richard Kandel, Chairman

                               RICHARD KANDEL


                               By:   /s/ Richard Kandel
                                  ----------------------------------------------
                                    Richard Kandel, individually



                               KANDEL AND SON PROFIT SHARING PLAN

                               By:   /s/ Richard Kandel
                                  ----------------------------------------------
                                    Richard Kandel, Trustee



                               MINT CORPORATION OF NEW YORK

                               By:   /s/ Richard Kandel
                                  ----------------------------------------------
                                    Richard Kandel, President



                               RANDALL K. DAVIS

                               By:   /s/ Randall K. Davis
                                  ----------------------------------------------
                                    Randall K. Davis, individually


                               STEVEN ETRA

                               By:   /s/ Steven Etra
                                  ----------------------------------------------
                                    Steven Etra, individually



                               SRK ASSOCIATES L.L.C.

                               By:   /s/ Steven Etra
                                  ----------------------------------------------
                                    Steven Etra, President


                               dotCOM Fund, L.L.C.


                               By:   /s/ Mark A. Rice
                                  ----------------------------------------------
                                    Mark A. Rice, Managing Member

                                   EXHIBIT A
                                   ---------

                      The Supporting Stockholders of b2bstores.com, Inc.
-----------------------------------------------------------------------------------------------
                                                             # of Shares of b2bstores.com, Inc.
                  Supporting Stockholder                                   Owned
-----------------------------------------------------------------------------------------------
 Enviro-Clean of America, Inc.                                        930,000
 1023 Morales Street
 San Antonio, Texas 78207
-----------------------------------------------------------------------------------------------
 Richard Kandel                                                     1,066,666
 211 Park Avenue
 Hicksville, New York 11801
-----------------------------------------------------------------------------------------------
 Kandel and Son Profit Sharing Plan                                   100,000
 % Richard Kandel
 211 Park Avenue
 Hicksville, New York 11801
-----------------------------------------------------------------------------------------------
 Mint Corporation                                                      66,667
 % Richard Kandel
 211 Park Avenue
 Hicksville, New York 11801
-----------------------------------------------------------------------------------------------
 Randall K. Davis                                                     333,333
 1023 Morales Street
 San Antonio, Texas 78207
-----------------------------------------------------------------------------------------------
 Steven Etra                                                          162,667
 5830 57th Street
 Maspeth, New York 11378
-----------------------------------------------------------------------------------------------
 SRK Associates, L.L.C.                                                10,667
 % Steven Etra
 5830 57th Street
 Maspeth, New York 11378
-----------------------------------------------------------------------------------------------
 DotCOM Fund L.L.C.                                                   273,400
 % Mark A. Rice
 666 Dundee Road, Suite 1901,
 Northbrook, Illinois 60022
-----------------------------------------------------------------------------------------------
 TOTALS                                                             2,943,400
-----------------------------------------------------------------------------------------------